EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of the use of our report dated July 13, 2006 related to the financial statements of CP Media which is included in the Registration Statement on Form S-1, as amended, of GateHouse Media, Inc. (File No. 333-135944).


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2006